                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 11, 2002

                            Bergamo Acquisition Corp.
             (Exact name of the Company as specified in its charter)

          Delaware                     0--29517                  33-0889193
 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                        13101 Washington Blvd., Suite 122
                          Los Angeles, California 90066
                    (Address of principal executive offices)

              The Company's telephone number, including area code:
                                 (310) 566-7330

                2600 Michelson Drive, Suite 490, Irvine, CA 92612
         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         On July 11, 2002, the Company selected Henry Schiffer, CPA, an accountancy corporation, to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 2002. The Company had dismissed Baron Accountancy Corporation ("Baron") on July 10, 2002. The Company's prior fiscal year end financial statements were audited by Baron. The decision to change auditors was approved by the Board of Directors.

         During the two most recent fiscal years, and any subsequent interim period, the Company believes that there were no disagreements with Baron on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baron, would have caused them to make reference to the subject matter of the disagreements in connection with their report. Baron's report on the financial statements of the Company for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Baron's reports for the fiscal years ended December 31, 2000 and 2001 each contained a going concern qualification.

         During the two most recent fiscal years, and any subsequent interim period, the Company believes that there was no disagreement or difference of opinion with Baron regarding any "reportable event" as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Baron with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K, and has requested that Baron furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company. Such letter is attached hereto as Exhibit 16.During the two most recent fiscal years and through July 11, 2002, the Company (or anyone on the Company's behalf) did not consult Henry Schiffer, CPA, an accountancy corporation, in connection with the Company's financial statements regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of any reportable event as described above.

Item 7.  Financial Statements and Exhibits

         Audited financial statements of Clothing Source will be filed within sixty days of the date the initial Report on Form 8-K is required to be filed.

         The following exhibits are filed herewith:

Exhibit No.       Description
-----------       -----------

  16             Letter of Baron Accountancy Corporation re change in
                    certifying accountant.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Bergamo Acquisition Corp.

                                  By: /s/ Hillard Herzog
                                      -----------------------------
                                          Hillard Herzog, President

                                  By: /s/ Sohail Parekh
                                      ------------------------------------------
                                          Sohail Parekh, Chief Financial Officer

Date:  August 14, 2002